THIRD AMENDMENT TO REVOLVING LOAN AGREEMENT



     This Third Amendment to the Revolving Loan Agreement ("Third Amendment") is entered into as of November 29, 1994 by and among DEL WEBB CORPORATION, a Delaware corporation, as successor in interest to Del Webb Corporation, an Arizona corporation ("Borrower"), each bank whose name is set forth on the signature pages of this Third Amendment (collectively, the "Banks" and individually a "Bank"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association (the "Agent"). This Third Amendment is one of the Loan Documents referred to in the Loan Agreement defined below. All terms and agreements set forth in the Loan Agreement which are generally applicable to the Loan Documents shall apply to this Third Amendment. Capitalized terms not otherwise defined herein shall have the meanings given them in the Loan Agreement.

                                    RECITALS

     A. Borrower, the Banks and the Agent have previously made and entered into that certain Revolving Loan Agreement, dated as of March 11, 1994, as amended by
(i) that certain First Amendment to Revolving Loan Agreement, dated as of July 1, 1994, and (ii) that certain Second Amendment to Revolving Loan Agreement, dated as of August 10, 1994 (as amended, the "Loan Agreement"), pursuant to which the Banks agreed to make revolving loans to Borrower in the original aggregate principal amount of up to $125,000,000.00 (the "Loan"). The Loan is evidenced by the Loan Agreement and the various Line A Notes and Line B Notes executed by Borrower in favor of the Banks.

     B. Borrower has requested that an additional $50,000,000 be made available as part of the Line A Commitment and that certain other modifications and amendments be made to the Loan Agreement and, subject to the terms and conditions contained herein, the Banks and the Agent have agreed to such increase and such modifications and amendments, as more fully set forth below.

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Banks and the Agent hereby agree as follows:

     1. Amendments to Loan Agreement.

     1.1 Section 1.1. Section 1.1 of the Loan Agreement is amended as follows:

     (a) The definition of "Current Operating Projects" is amended so that, in the first sentence thereof, the word "and" immediately prior to "(i)" is deleted and replaced by ",", and the following language is then added immediately before the period at the end of such first sentence:

          "and (j) Del E. Webb Development Co., L.P.'s approximately 4,300 acre residential community development located near Austin, Texas and commonly known as Sun City Georgetown, (k) Del Webb Communities, Inc.'s approximately 550 acre residential community development located in Henderson, Nevada and commonly known as MacDonald Ranch and (l) Del Webb Communities, Inc.'s approximately 5,500 acre residential community development located near Hilton Head Island, South Carolina and commonly known as Sun City Hilton Head."

     (b) The definition of "Line A Commitment" is restated in its entirety to read as follows:

          "Line A Commitment" means, subject to Sections 2.4 and 2.5, $97,000,000. The respective Pro Rata Shares of the Banks with respect to the Line A Commitment are set forth in Schedule 1.1."

     1.2 Section 3.3. The final sentence of Section 3.3 of the Loan Agreement is amended to read as follows:

     "Should the Commitments increase or reduce during such Quarterly
     Period, a refund or additional payment reflecting such increase or reduction shall be made by Borrower (in the case of an increase) or credited to Borrower (in the case of a reduction) on the next succeeding Quarterly Payment Date or, if applicable, the Maturity Date."

     1.3 Section 6.13. The table in Section 6.13 of the Loan Agreement is amended as follows:

           "Period                                  Ratio
           -------                                  -----
      Closing Date through
         June 30, 1994                            2.65:1.00

      July 1, 1994 through
         March 31, 1996                           2.75:1.00

     April 1, 1996 through
         June 30, 1996                            2:35:1.00

       July 1, 1996 and
          thereafter                              2.15:1.00"

     1.4 Section 6.14. The table in Section 6.14 of the Loan Agreement is amended as follows:

           "Period                                  Ratio
           -------                                  -----

     Closing Date through
         June 30, 1994                            1.30:1.00

     July 1, 1994 through
         June 30, 1995                            1.40:1.00

     July 1, 1995 through
         March 31, 1996                           1.35:1.00

    April 1, 1996 through
        June 30, 1996                             1.20:1.00

       July 1, 1996 and
          thereafter                              1.10:1.00"


     1.5 Section 6.15. Section 6.15 of the Loan Agreement is amended to replace the phrase "(b) 0.70:1.00 for the Fiscal Year ending June 30, 1995 or" contained therein to instead read "(b) 0.50:1.00 for the Fiscal Year ending June 30, 1995 or".

     1.6 Schedule 1.1. Schedule 1.1 (Bank Group Commitments) to the Loan Agreement is amended and restated in its entirety in the schedule attached to this Third Amendment as Annex I.

     2. Additional Advance Fee. Borrower agrees to pay to the Agent for the respective accounts of the Banks, pro rata, according to their Pro Rata Share of the Commitments (giving effect to the Adjusting Purchase Payments), an Additional Advance Fee of $50,174.

     3. Adjusting Purchase Payments. The Agent shall notify the Banks on the first Banking Day that the conditions specified in Sections 5(a)-5(f) hereof have been satisfied (the "Notice"). On the following Banking Day certain of the Banks shall purchase, and certain of the Banks shall sell, to one another, the percentage interests in the Commitments as reflected in Annex II hereto, in order to reallocate the then outstanding Advances under the Notes among the Banks to correspond to the revised Pro Rata Shares of the Banks specified in Annex I hereto. The applicable purchase price payments are specified on Annex II hereto and referred to herein as the "Adjusting Purchase Payments". The Adjusting Purchasing Payments shall be made to the Agent by the applicable purchasing Banks by Federal Reserve wire transfer initiated by the payor no later than 9:00 a.m. New York time on the Banking Day following the Notice. Upon receipt of all such payments, the Agent shall promptly send appropriate portions thereof to the selling Banks by Federal Reserve wire transfer. The new Pro Rata Shares shall become effective after the close of business on the day of transfer of such funds.

     4. Borrower's Representations and Warranties. Borrower hereby represents and warrants that except as previously disclosed to the Banks in writing, all of the representations and warranties contained in the Loan Documents are true and correct on and as of the date of this Third Amendment as though made on that date and after giving effect to this Third Amendment no Event of Default shall be continuing.

     5. Conditions Precedent. The effectiveness of this Third Amendment is conditioned upon the satisfaction by Borrower of each of the following conditions on or before December 15, 1994:

          (a) Borrower shall have delivered or caused to be delivered to the Agent executed original counterparts of this Third Amendment and Exhibit "A" hereto, sufficient in number for distribution to the Agent, the Banks and Borrower;

          (b) Borrower shall have delivered to the Agent executed original replacement Line A Notes and Line B Notes, for each Bank, in the forms of Exhibit "B" and Exhibit "C" hereto. Such replacement notes shall reflect the increase in the Line A Commitment herein as well as the alteration of the Pro Rata Share of each Bank reflected on Annex I hereto;

          (c) Borrower shall have paid the Additional Advance Fee required in
     Section 2 hereof;

          (d) The Agent shall have received from Borrower and each Guarantor Subsidiary such documentation as may be required to establish the authority of Borrower and each Guarantor Subsidiary to execute, deliver and perform any of the Loan Documents to which it is a Party, including, without limitation, this Third Amendment and the replace- ment Line A Notes and Line B Notes in the case of Borrower, and the Guarantors' Consent (Exhibit "A" hereto) in the case of each Guarantor Subsidiary. Such documenta- tion shall include certified corporate resolutions, incumbency certificates, and such other certificates or documents as the Agent shall reasonably require;

          (e) The Agent shall have received a written legal opinion of counsel(s) to Borrower and each Guarantor, in form and substance satisfactory to the Agent, regarding the execution, delivery, performance and enforceability of this Third Amendment, the Guarantors' Consent hereto and the replacement Line A Notes and Line B Notes;

          (f) The Agent shall have received a written certification from a Responsible Official of Borrower that Borrower and its Subsidiaries are in compliance with all the terms and provisions of the Loan Documents and after giving effect to this Third Amendment no Default or Event of Default shall be continuing;

and the satisfaction by the Banks of the following condition:

          (g) The applicable Banks shall have made the Adjusting Purchase Payments as specified in Section 3 hereof.

     6. Return of Cancelled Notes to Borrower. Upon the effectiveness of this Third Amendment in accordance herewith, including the delivery by Borrower of all documents required underSection 5 hereof, the Banks shall return the Line A Notes and Line B Notes that have been replaced pursuant to Section 5(b) hereof to Borrower, in each case marked "Cancelled."

     7. Amendment to Other Loan Documents. Each of the Loan Documents is hereby amended such that all references to the Loan Agreement contained therein shall be deemed to be made with respect to the Loan Agreement as amended hereby. Each of the Loan Documents are hereby further amended such that any reference contained therein to any document amended hereby shall be deemed to be made with respect to such document as amended hereby. Each reference to Loan Documents generally shall be deemed to include this Third Amendment.

     8. Loan Documents in Full Force and Effect. Except as modified hereby, the Loan Documents remain in full force and effect.

     9. Effective Dates. Unless otherwise specified herein, and subject to the satisfaction of all conditions specified in Section 5, each amendment and modification identified herein shall be deemed effective as of the date of this Third Amendment, provided that the changes to the Pro Rata Shares of the Banks identified on Annex I hereto shall be deemed effective on the date of the Adjusting Purchase Payments described in Section 3 of this Third Amendment.

     10. Governing Law. This Third Amendment shall be governed by, and construed in accordance with, the Laws of the State of California.

     11. Severability. If any provision of this Third Amendment is held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

     12. Counterparts. This Third Amendment may be executed in counterparts and any party may execute any counterpart, each of which shall be deemed to be an original and all of which, taken together, shall be deemed to be one and the same document. The execution hereof by any parties shall not become effective until this Third Amendment, and Exhibit "A" hereto, is executed and delivered by all parties hereto and thereto.

     13. Prior Agreements. This Third Amendment contains the entire agreement between Borrower, the Banks and the Agent with respect to the subject matter hereof, and all prior negotiations, understandings, and agreements with respect thereto are superseded by this Third Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date first above written.

                                      "Borrower"

                                      DEL WEBB CORPORATION,
                                      a Delaware corporation



                                      By:  /s/    Donald V. Mickus
                                         __________________________________
                                                  Donald V. Mickus
                                              Vice President, Treasurer
                                                  and Secretary



                                     "Agent"

                                     BANK OF AMERICA NATIONAL TRUST AND
                                     SAVINGS ASSOCIATION



                                     By:   /s/     Daniel G. Farthing
                                        -----------------------------------
                                                   Daniel G. Farthing
                                                     Vice President



                                     "Banks"

                                     BANK OF AMERICA NATIONAL TRUST AND
                                     SAVINGS ASSOCIATION



                                     By:  /s/      Carol Smith
                                        -----------------------------------
                                                   Carol Smith
                                                  Vice President









                                     BANK ONE, ARIZONA, NA,
                                     a national banking association



                                     By:  /s/ Deborah L. Rozman
                                         __________________________________

                                              Deborah L. Rozman
                                                Vice President



                                    THE FIRST NATIONAL BANK OF BOSTON,
                                    a national banking association



                                    By:   /s/   Paul F. DiVito
                                        __________________________________

                                                Paul F. DiVito
                                                Vice President


                                    GUARANTY FEDERAL BANK, F.S.B.



                                    By:  /s/   Richard Thompson
                                        __________________________________

                                               Richard Thompson
                                                Vice President


                                    CREDIT LYONNAIS CAYMAN ISLAND BRANCH



                                    By:  /s/   Thierry F. Vincent
                                        __________________________________
                                               Thierry F. Vincent
                                              Authorized Signatory



                                    CREDIT LYONNAIS LOS ANGELES BRANCH



                                    By:  /s/   Thierry F. Vincent
                                        __________________________________

                                               Thierry F. Vincent
                                                 Vice President



                                    NATIONSBANK OF SOUTH CAROLINA, N.A.,
                                    a national banking association



                                    By:  /s/   Robert L. Whittemore
                                        __________________________________
                                               Robert L. Whittemore
                                                  Vice President




                                  EXHIBIT "A"

                              GUARANTORS' CONSENTS



     The undersigned do each hereby (a) consent to that certain Third Amendment to Revolving Loan Agreement dated as of November 29, 1994, by and among Del Webb Corporation ("Borrower"), the Banks named therein, and Bank of America National Trust and Savings Association, as Agent, including the increase of $50,000,000 in the Line A Commitment contained therein and (b) reaffirm (i) their respective obligations under that certain Subsidiary Guaranty, dated as of March 11, 1994, and (ii) that the Subsidiary Guaranty remains in full force and effect and that, without limitation, any indebtedness of Borrower represented by the $50,000,000 increase in the Line A Commitment constitutes "Guarantied Obligations" thereunder.


Dated: November 29, 1994


                                   Del Webb California Corp.,
                                   an Arizona corporation



                                   By:    /s/  Donald V. Mickus
                                       __________________________________
`                                              Donald V. Mickus
                                                  Treasurer



                                  Del Webb Commercial Properties
                                  Corporation, an Arizona corporation



                                  By:     /s/  Donald V. Mickus
                                      __________________________________
                                               Donald V. Mickus
                                                 Treasurer



                                  Del Webb Communities, Inc.,
                                  an Arizona corporation



                                  By:    /s/   Donald V. Mickus
                                      __________________________________
                                               Donald V. Mickus
                                                  Treasurer









                                  Del Webb Home Construction, Inc.,
                                  an Arizona corporation



                                  By:    /s/   Donald V. Mickus
                                      __________________________________
                                               Donald V. Mickus
                                                  Treasurer




                                  Del Webb Lakeview Corporation,
                                  an Arizona corporation



                                  By:    /s/   Donald V. Mickus
                                      __________________________________
                                               Donald V. Mickus
                                                  Treasurer


                                  Del Webb's Coventry Homes of Nevada,
                                  Inc., an Arizona corporation
                                  (formerly known as Del Webb of
                                  Nevada, Inc.)



                                  By:    /s/   Donald V. Mickus
                                      __________________________________
                                               Donald V. Mickus
                                                  Treasurer



                                  Del Webb's Coventry Homes
                                  Construction Co., an Arizona
                                  corporation



                                  By:    /s/   Donald V. Mickus
                                      __________________________________
                                               Donald V. Mickus
                                                  Treasurer





                                  Del Webb's Coventry Homes, Inc.,
                                  an Arizona corporation



                                  By:    /s/   Donald V. Mickus
                                      __________________________________
                                               Donald V. Mickus
                                                  Treasurer



                                 Del Webb's Coventry Homes Construction
                                 of Tucson Co., an Arizona corporation



                                 By:    /s/   Donald V. Mickus
                                     __________________________________
                                              Donald V. Mickus
                                                 Treasurer



                                 Del Webb's Coventry Homes of Tucson,
                                 Inc., an Arizona corporation



                                 By:    /s/   Donald V. Mickus
                                     __________________________________
                                              Donald V. Mickus
                                                 Treasurer


                                Del E. Webb Cactus Development Corp.,
                                an Arizona corporation



                                  By:    /s/   Donald V. Mickus
                                      __________________________________
                                               Donald V. Mickus
                                                  Treasurer





                                  Del E. Webb Development Co., L.P.,
                                  a Delaware limited partnership

                                      By: Del Webb Communities, Inc.,
                                          general partner



                                  By:    /s/   Donald V. Mickus
                                      __________________________________
                                               Donald V. Mickus
                                                  Treasurer


                                  Del E. Webb Foothills Corporation,
                                  an Arizona corporation



                                  By:    /s/   Donald V. Mickus
                                      __________________________________
                                               Donald V. Mickus
                                                  Treasurer




                                  Del E. Webb Glen Harbor Development
                                  Corporation, an Arizona corporation



                                  By:    /s/   Donald V. Mickus
                                      __________________________________
                                               Donald V. Mickus
                                                  Treasurer



                                  Del E. Webb Spring Creek Corporation,
                                  a Colorado corporation


                                  By:    /s/   Donald V. Mickus
                                      __________________________________
                                               Donald V. Mickus
                                                  Treasurer






                                Fairmount Mortgage, Inc.,
                                an Arizona corporation



                                By:     /s/    Richard W. Day
                                     __________________________________
                                               Richard W. Day
                                                  Treasurer



                               Glen Harbor Joint Venture, an Arizona
                               general partnership

                                  By: Del E. Webb Glen Harbor
                                      Development Corporation,
                                      general partner


                                       By:    /s/   Donald V. Mickus
                                           __________________________________
                                                    Donald V. Mickus
                                                       Treasurer




                               Terravita Corp.,
                               an Arizona corporation



                               By:    /s/   Donald V. Mickus
                                   __________________________________
                                            Donald V. Mickus
                                               Treasurer




                               Terravita Home Construction Co.,
                               an Arizona corporation



                                By:    /s/   Donald V. Mickus
                                    __________________________________
                                             Donald V. Mickus
                                                Treasurer





                                   EXHIBIT B

                                  LINE A NOTE




$________________                                      _________________, 1994
                                                       Los Angeles, California


     FOR VALUE RECEIVED, the undersigned promises to pay to the order of _______________________________________________ (the "Bank"), the principal amount of _________________________ ________________________ AND NO/100 DOLLARS
($________________) or such lesser aggregate amount of Advances as may be made by the Bank with respect to the Line A Commitment under the Loan Agreement referred to below, together with interest on the principal amount of each Advance made hereunder and remaining unpaid from time to time from the date of each such Advance until the date of payment in full, payable as hereinafter set forth.

     Reference is made to the Revolving Loan Agreement dated as of March 11, 1994, by and among the undersigned, as Borrower, the Banks which are parties thereto, and Bank of America National Trust and Savings Association, as Agent for the Banks (as amended, the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings given those terms in the Loan Agreement. This is one of the Line A Notes referred to in the Loan Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Loan Agreement as originally executed or as it may from time to time be supplemented, modified or amended. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

     The principal indebtedness evidenced by this Line A Note shall be payable as provided in the Loan Agreement and in any event on the Maturity Date.

     Interest shall be payable on the outstanding daily unpaid principal amount of Advances from the date of each such Advance until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Loan Agreement both before and after default and before and after maturity and judgment, with interest on overdue principal and interest to bear interest at the rate set forth in Section 3.7 of the Loan Agreement, to the fullest extent permitted by applicable Law.

     Each payment hereunder shall be made to the Agent at the Agent's Office for the account of the Bank in immediately available funds not later than 11:00 a.m. (San Francisco time) on the day of payment (which must be a Banking Day). All payments received after 11:00 a.m. (San Francisco time) on any particular Banking Day shall be deemed received on the next succeeding Banking Day. All payments shall be made in lawful money of the United States of America.

     The Bank shall use its best efforts to keep a record of Advances made by it and payments received by it with respect tothis Line A Note, and such record shall be presumptive evidence of the amounts owing under this Line A Note.

     The undersigned hereby promises to pay all costs and expenses of any rightful holder hereof incurred in collecting the undersigned's obligations hereunder or in enforcing or attempting to enforce any of such holder's rights hereunder, including reasonable attorneys' fees and disbursements, whether or not an action is filed in connection therewith.

     The undersigned hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

     This Line A Note shall be delivered to and accepted by the Bank in the State of California, and shall be governed by, and construed and enforced in accordance with, the local Laws thereof.

     This Line A Note replaces, amends and restates that certain Line A Note, dated as of March 11, 1994 in the principal amount of $______________ heretofore delivered by the undersigned to the Bank pursuant to the Loan Agreement.


                                 DEL WEBB CORPORATION, a Delaware
                                 corporation



                                 By: ____________________________________
                                              Donald V. Mickus
                                         Vice President, Treasurer
                                               and Secretary





                                   EXHIBIT C

                                  LINE B NOTE




$________________                                      _________________, 1994
                                                       Los Angeles, California


     FOR VALUE RECEIVED, the undersigned promises to pay to the order of _____________________________________________ (the "Bank"), the principal amount of _______________________ ________________ AND NO/100 DOLLARS
($___________________) or such lesser aggregate amount of Advances as may be made by the Bank with respect to the Line B Commitment under the Loan Agreement referred to below, together with interest on the principal amount of each Advance made hereunder and remaining unpaid from time to time from the date of each such Advance until the date of payment in full, payable as hereinafter set forth.

     Reference is made to the Revolving Loan Agreement dated as of March 11, 1994, by and among the undersigned, as Borrower, the Banks which are parties thereto, and Bank of America National Trust and Savings Association, as Agent for the Banks (as amended, the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings given those terms in the Loan Agreement. This is one of the Line B Notes referred to in the Loan Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Loan Agreement as originally executed or as it may from time to time be supplemented, modified or amended. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

     The principal indebtedness evidenced by this Line B Note shall be payable as provided in the Loan Agreement and in any event on the Maturity Date.

     Interest shall be payable on the outstanding daily unpaid principal amount of Advances from the date of each such Advance until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Loan Agreement both before and after default and before and after maturity and judgment, with interest on overdue principal and interest to bear interest at the rate set forth in Section 3.7 of the Loan Agreement, to the fullest extent permitted by applicable Law.

     Each payment hereunder shall be made to the Agent at the Agent's Office for the account of the Bank in immediately available funds not later than 11:00 a.m. (San Francisco time) on the day of payment (which must be a Banking Day). All payments received after 11:00 a.m. (San Francisco time) on any particular Banking Day shall be deemed received on the next succeeding Banking Day. All payments shall be made in lawful money of the United States of America.

     The Bank shall use its best efforts to keep a record of Advances made by it and payments received by it with respect tothis Line B Note, and such record shall be presumptive evidence of the amounts owing under this Line B Note.

     The undersigned hereby promises to pay all costs and expenses of any rightful holder hereof incurred in collecting the undersigned's obligations hereunder or in enforcing or attempting to enforce any of such holder's rights hereunder, including reasonable attorneys' fees and disbursements, whether or not an action is filed in connection therewith.

     The undersigned hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

     This Line B Note shall be delivered to and accepted by the Bank in the State of California, and shall be governed by, and construed and enforced in accordance with, the local Laws thereof.

     This Line B Note replaces, amends and restates that certain Line B Note, dated as of March 11, 1994 in the principal amount of $______________ heretofore delivered by the undersigned to the Bank pursuant to the Loan Agreement.


                                 DEL WEBB CORPORATION, a Delaware
                                 corporation



                                 By: ____________________________________
                                              Donald V. Mickus
                                         Vice President, Treasurer
                                               and Secretary






                                    ANNEX I

                              DEL WEBB CORPORATION
                             BANK GROUP COMMITMENTS



                                         Line "A"       Line "B"       Total
Syndicate Bank       Pro Rata Share     $97,000,000   $78,000,000  $175,000,000
- - --------------       --------------     -----------   -----------  ------------
Bank of America
  NT & SA              38.571429%       37,414,286     30,085,714    67,500,000

Bank One - Arizona     14.285714%       13,857,143     11,142,857    25,000,000

The First National
  Bank of Boston       14.285714%       13,857,143     11,142,857    25,000,000

Guaranty Federal,
  F.S.B.               14.285714%       13,857,143     11,142,857    25,000,000

Credit Lyonnais         7.142857%        6,928,571      5,571,429    12,500,000

NationsBank of
  South Carolina,
  N.A.                 11.428571%       11,085,714      8,914,286    20,000,000


Totals                100.000000%      $97,000,000    $78,000,000  $175,000,000




                                    ANNEX II

                         [ADJUSTING PURCHASE PAYMENTS]


Aggregate Principal Balance of Notes as of November 29, 1994 - $35,000,000.

                      Old Share of                     New Share of
  Purchasing           Aggregate          Old            Aggregate        New            Purchase      Sales Price
    Banks              Principal     Pro-Rata Share      Principal    Pro-Rata Share   Price to Pay    to Receive
- - ------------          ------------   --------------    ------------   --------------   ------------    -----------
The First
National Bank of
Boston                $ 4,200,000         12.0%        $ 5,000,000      14.285714%     $  800,000

Guaranty
Federal, F.S.B.         4,200,000         12.0%          5,000,000      14.285714%        800,000

NationsBank of
South Carolina
N.A.                    3,500,000         10.0%          4,000,000      11.428571%        500,000


Selling Banks
- - -------------

Bank of America
NT & SA                14,000,000         40.0%         13,500,000       38.571429%                     $   500,000

Bank One -
Arizona                 5,600,000         16.0%          5,000,000       14.285714%                         600,000

Credit Lyonnais         3,500,000         10.0%          2,500,000        7.142857%                       1,000,000


TOTAL:                $35,000,000        100.0%        $35,000,000      100.000000%    $ 2,100,000      $ 2,100,000
